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                                                                    EXHIBIT 10.6

                        REVOLVING CREDIT PROMISSORY NOTE


                                                     _____________________, 1998

          FOR VALUE RECEIVED, ANTHONY & SYLVAN POOLS CORPORATION, an Ohio Corporation (the "Maker"), unconditionally promises to pay to the order of ESSEF CORPORATION, an Ohio corporation ("Lender"), at 220 Park Drive, Chardon, Ohio 44022, or at such other place as the holder hereof may direct in writing, the principal then outstanding as shown on the Schedule of Advances and Payments of Principal attached hereto and made a part hereof, with interest on the balance of principal outstanding from time to time from the date hereof at a variable rate per annum equal to the "Incremental Borrowing Rate" of the Lender, as in effect from time to time, until the entire principal balance is paid in full. For purposes hereof, the term "Incremental Borrowing Rate" shall mean the sum of
(a) the per annum rate then in effect for advances to the Lender under its Credit Agreement dated as of April 28, 1997, as amended, among the Lender, National City Bank, in its individual capacity and as Administrative Agent, as such Credit Agreement is amended and in effect from time to time, or if such Credit Agreement shall no longer be in effect then the rate of interest then charged for advances under any replacement revolving credit agreement of the Lender; plus (b) one-quarter of one percent (.25%). For purposes hereof, the term "Spinoff" shall mean the distribution by Lender to its shareholders, pursuant to a two-step tax free spinoff under Internal Revenue Code Section 355, of all of the common shares of Maker which Lender owns.

         All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys' fees.

         Interest accruing during each calendar month shall be due and payable monthly, on or before the fifth (5th) day of the next succeeding calendar month, commencing on ______________ 5, 199_, and continuing thereafter until the entire unpaid principal balance of this Note is paid in full. All payments, as received, shall be applied first to the payment of interest accrued to the date of receipt of payment and the balance, if any, shall be applied to principal.

         The principal of this Note, and accrued, unpaid interest thereon, shall be due and payable on demand, which shall occur no later than the date of the consummation of the Spinoff. The principal of this Note may be prepaid in whole or in part without premium or penalty.

         All payments of principal and interest shall be made in lawful money of the United States of America and in immediately available funds. Interest shall be calculated on the basis that an entire year's interest is earned in 360 days. If any payment falls due on a day on which the holder is not generally open for the conduct of its business, the due date thereof shall be extended
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to the next succeeding day on which the holder is so open for business and interest will be payable at the rate stated herein in respect of such extension.

         Maker and endorser(s), jointly and severally, waive demand and presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note and each of them consents to all extensions of the time of payment thereof.

         This Note evidences the obligation of Maker to repay any loan advances made by Lender from time to time pursuant to the terms of a credit facility between Lender and Maker. At Lender's sole discretion, amounts may be borrowed, repaid, and reborrowed under this Note from time to time prior to the Maturity Date. Maker's principal indebtedness on this Note at any particular time shall be represented by the total of all loan advances made to such time, less all principal payments made to such time. Maker and all endorsers hereby authorize Lender and any holder of this Note to make notations on the attached Schedule of Advances and Payments of Principal of all advances made to Maker hereunder and all payments of principal.

         Upon default in the payment of any installment of interest due under this Note, which default shall remain uncured for a period of ten (10) days from the date such installment is due, or at any time thereafter during the continuance of such default, Lender shall be entitled by written notice to Maker to declare the entire unpaid balance of principal and interest on this Note to be immediately due and payable, whereupon the same shall become and be immediately due and payable.

         Signed and delivered as of the _____ day of __________________, 19__.


                                              ANTHONY & SYLVAN POOLS CORPORATION


                                                By: ____________________________
                                                Name: __________________________
                                                Title:__________________________

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                 SCHEDULE OF ADVANCES AND PAYMENTS OF PRINCIPAL

                                                   Unpaid
                                  Amount of        Principal
                Amount of         Principal        Balance         Notation
Date            Advance           Paid             of Note         Made By:

______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________
______          _________         _________        _________       ________

         This is the attached Schedule of Advances and Payments of Principal referred to in the Revolving Credit Promissory Note dated ____________________, made by Anthony & Sylvan Pools Corporation to the order of Essef Corporation.

                                             Anthony & Sylvan Pools Corporation


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________